Financial risk management	12 Months Ended
Dec. 31, 2022
Financial risk management [Abstract]
Financial risk management
18. Financial risk management

Financial risk factors

The Board of Directors currently reviews the Group’s cash forecast and liquidity requirements. The Group’s activities expose it to a variety of financial risks including foreign exchange risk, credit risk, interest rate risk and liquidity risk.

Cash and cash equivalents are spread across a number of highly-rated financial institutions. Cash and cash equivalents are included in the statement of consolidated financial position at amortized cost or, in the case of investments in money market funds, at fair value through profit or loss.

Foreign exchange risk

The Group operates internationally and is exposed to foreign exchange risk arising from various currency exposures, primarily with respect to the U.S. dollar, euro and pounds sterling. Transaction exposure arises because the amount of local currency paid or received in transactions denominated in foreign currencies may vary due to changes in exchange rates. Foreign exchange risk arises from:

●	forecast expenses denominated in a currency other than the entity’s functional currency; and
●	recognized assets and liabilities denominated in a currency other than the entity’s functional currency.

The Group’s cash and cash equivalents are denominated in the following currencies:

	2022	2022	2021	2021
	Local Currency ‘000	$’000	Local Currency ‘000	$’000
In USD	162,266	162,266	276,447	276,447
In Euro	3,446	3,675	290	329
In GBP	11	14	—	—
		165,955		276,776

The Group is exposed to foreign exchange risk in its subsidiary as its functional currency is euro. The subsidiary holds significant cash deposits denominated in U.S. dollar. Accordingly, future changes in the exchange rates of euro and the U.S. dollar will expose the Group to currency gains or losses that will impact the reported amounts of assets, liabilities, income and expenses and the impact could be material.

For the year ended December 31, 2022, the Group recognized a foreign exchange gain of $7.2 million (2021: $5.9 million). The foreign exchange gain was primarily related to the translation of the U.S. dollar cash balance in the accounts of the subsidiary into its functional currency which is the euro and the associated strengthening of the U.S. dollar compared to euro during the year. While the Group benefited from changes in foreign exchange rates in 2022, it is possible that foreign exchange losses could occur. Any occurrences of foreign exchange losses would negatively affect the Group and the effect could be material.

The Group does not believe there is currently a need to enter into specific contracts to reduce the exposure to changes in foreign exchange rates, such as by entering into options or forward contracts. The Group may in the future consider using options or forward contracts to manage currency transaction exposures. All marketable securities are denominated in U.S. dollar and are not subject to foreign exchange risk as they are held in an entity whose functional currency is the U.S. dollar.

At December 31, 2022, if the U.S. dollar had weakened / strengthened by 10% against the euro with all other variables held constant, the loss before tax for the year would have been $8.5 million higher / lower (2021: $10.0 million higher / lower), mainly related to the translation of the U.S. dollar cash balance in the accounts of the subsidiary into its functional currency which is euro as explained in note 2, “Basis of preparation, significant judgments, and accounting policies”.

Credit risk

The Group is exposed to credit risk on our cash and cash equivalents and marketable securities. The Group’s cash balance is maintained with well established, highly rated financial institutions. As of December 31, 2022, the cash balance is held at three banks that have a minimum S&P’s credit rating of A-. At December 31, 2022, the amount reflected in the statement of financial position for cash and cash equivalents represents the Group’s maximum exposure to credit risk for these instruments.
In the year ended December 31, 2022, the Group has invested in investment grade bonds and in a money market fund (“the Portfolio”). These investments are exposed to credit risk in the event of default of the counterparty. The Group does not invest in equity instruments or derivatives and none of the bonds are individually above 3% of the value of the Portfolio.

The Group’s marketable securities, measured at FVOCI, are subject to the expected credit loss model. The Group provides for expected credit losses as prescribed by IFRS 9 for its assets held at FVOCI. The expected credit loss model under IFRS 9 requires the calculation of “12 month expected credit losses” for financial assets. Those are the losses based on defaults which are possible within 12 months of the reporting date. This is required unless the asset is not considered to be of low credit risk at the reporting date and is deemed to have had a significant increase in credit risk since initial recognition. If that is the case, lifetime expected credit losses should be recorded. Management consider low credit risk for existing marketable securities to be an investment grade credit rating with at least one major rating agency. Assets held at FVOCI are considered to have low credit risk when they have a low risk of default and the issuer has a strong capacity to meet its contractual cash flow obligations in the short term. The Group’s current policy is to invest primarily in investment grade securities. After a downgrade, compliance with this restriction is restored in a timely manner. The credit risk for the Group’s marketable securities is considered to be low as of December 31, 2022. The impairment allowance recognized during the period was calculated based on 12 month expected credit losses and reconciles to the opening impairment allowance as follows:

	Year ended December 31,
	2022	2021
	$’000	$’000
Opening impairment allowance	—	—
Increase in impairment allowance during the year	121	—
Closing impairment allowance	121	—

The impairment allowance is based on assumptions around probability of default, loss given default, exposure at default and the discount rate. Judgment is used in making these assumptions and selecting the inputs to the expected credit losses calculation, based on any historical experience and current market conditions, as well as forward looking estimates at the end of the reporting period.

Interest rate risk
Interest rate risk is the risk of a change in the price of a financial instrument due to fluctuations in interest rates, leading to a financial loss. The Group is exposed to interest rate risk on its marketable securities. Although the bonds pay interest at a fixed rate, the value of the Group’s marketable securities would decrease in the short term in the event of an interest rate increase in alternative investments.
As of December 31, 2022, if interest rates had increased / decreased by 50 basis points, with all other variables held constant, the Group’s total comprehensive loss would have been $1.1 million higher / lower (2021: $nil), due to the movement in the fair value of the Group’s marketable securities.
Liquidity risk

Liquidity risk is the risk that the Group may not be able to generate sufficient cash resources to settle its obligations in full as they fall due or can do so only on terms that are materially disadvantageous. Prudent liquidity risk management implies maintaining sufficient cash to cover working capital requirements. Cash is monitored by the Group’s management.

Funding and liquidity risks are reviewed regularly by the Board of Directors and management. The Group funds its capital requirements through capital raising.

Capital management

The Group considers capital as equivalent to the IFRS equity on the balance sheet (including share capital, additional paid-in capital and all other equity reserves attributable to the owners of the Company). The Group has no interest-bearing debt.

The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern and to provide returns to its shareholders through advancing our investigational pharmaceutical product candidates towards regulatory approval.

Fair value estimation

The carrying amount is considered to be a reasonable approximation of fair value for the following financial assets and liabilities:
●	Cash
●	Other current assets
●	Trade payables and other current liabilities

The following table shows the carrying amounts and fair values of financial assets. The table does not include fair value information for financial assets or financial liabilities not measured at fair value if the carrying amount is a reasonable approximation of fair value.

	Carrying amount
	FVOCI	FVTPL
Financial assets measured at fair value
Marketable securities	85,724	—
Cash equivalents	—	35,703
	85,724	35,703

Fair value methodology

The Group uses the following hierarchy for determining and disclosing the fair value of financial instruments:

Level 1: Quoted prices (unadjusted) in active markets for identical assets and liabilities.

Level 2: Inputs other than quoted market prices within Level 1 that are observable for the asset, either directly or indirectly.

Level 3: If one or more of the significant inputs is not based on observable market data, the instrument is included in level 3. This is the case for unlisted equity securities.

The fair value of marketable securities and cash equivalents is based on quoted market prices representing Level 1 inputs.

Fair value – share-based compensation

Fair values must be estimated on an ongoing basis with regard to awards under the Share Option Plan. The approach to valuation follows the grant date fair value principle and the key input factors are described for the share-based compensation awards in note 17, “Share-based compensation”.